SMITH BARNEY INCOME FUNDS - SMITH BARNEY UTILITIES FUND
Supplement dated October 14, 1997 to Prospectus dated November 28,
1996

	On October 6, 1997, the Board of Trustees of Smith Barney Income Funds, on behalf of the Smith Barney Utilities Fund (the "Utilities Fund"), approved a proposed reorganization pursuant to which Smith Barney Funds, Inc. - Equity Income Portfolio (the "Equity Income Portfolio") will acquire the assets of the Utilities Fund in exchange for shares of the Equity Income Portfolio. Holders of the Utilities Fund's Class A, B, C, Y and Z shares will receive Class A, B, C, Y and Z shares, respectively, of the Equity Income Portfolio. Shareholders of the Utilities Fund will not be charged a sales load when shares are issued to them. Any contingent deferred sales charge ("CDSC") which is applicable to a shareholder's investment in the Utilities Fund's Class A, Class B or Class C shares will continue to apply after the proposed reorganization and, in calculating the applicable CDSC, the period during which the Utilities Fund's shareholder held Class A, B or C shares of the Utilities Fund will be counted. Holders of each respective class of shares would continue to have the exchange privilege currently available to them.

	As of December 1, 1997, Smith Barney Inc. will no longer be accepting investments into the Utilities Fund.

	The proposed reorganization is subject to the fulfillment of certain conditions, including the approval of the shareholders of the Utilities Fund. Proxy materials describing the proposed reorganization will be mailed to shareholders of the Utilities
Fund in anticipation of a meeting of the shareholders expected to be held in the Spring of 1998. If approved by shareholders at that time, the transaction will occur as soon after the meeting as practicable.



FD 01338